                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Lowe's Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 [LOWE'S LOGO]

                                                                  April 15, 2002

TO LOWE'S SHAREHOLDERS:

     It is my pleasure to invite you to the 2002 Annual Meeting to be held at The Park Hotel located at 2200 Rexford Road, Charlotte, North Carolina, on Friday, May 31, 2002 at 10:00 a.m. Directions to The Park Hotel are printed on the back of the Proxy Statement.

     We intend to broadcast the meeting live on the Internet. To participate, visit Lowe's website (www.lowes.com) and navigate to the registration page by clicking on "About Lowe's" and then "Investor Information." A link to the webcast will be posted a few days before the May 31st meeting. An archived replay will also be available beginning approximately 3 hours after the conclusion of the meeting and running until June 7, 2002.

     The formal Notice of Annual Meeting and Proxy Statement are enclosed with this letter. There are two items of business, as described in detail in the Proxy Statement; so your vote or attendance is important. I look forward to reporting on Fiscal Year 2001, as well as commenting on the results of our first Fiscal Quarter of 2002.

                                             Yours cordially,

                                             /s/ Robert L. Tillman
                                             Robert L. Tillman
                                             Chairman of the Board
                                             and Chief Executive Officer

                             LOWE'S COMPANIES, INC.

                                 P.O. BOX 1111
                           NORTH WILKESBORO, NC 28656

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 31, 2002

     The Annual Meeting of Shareholders of Lowe's Companies, Inc. (the "Company") will be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, on Friday, May 31, 2002 at 10:00 a.m. to consider and act upon the following proposals:

     1. To elect three Class I Directors to a term of three years. The Board of Directors recommends a vote "FOR" the election of the Director nominees proposed by the Board.

     2. To vote on a shareholder proposal concerning global workplace labor standards, if presented. The Board of Directors recommends a vote "AGAINST" this proposal.

     3. To transact such other business as may be properly brought before the Annual Meeting.

     Shareholders of record at the close of business on April 1, 2002 are entitled to notice of and to vote at the meeting. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting in accordance with instructions, if any. If two or more proxies are submitted by the same shareholder, the proxy bearing the later date will revoke the prior proxy. Any proxy delivered before the meeting may be revoked by attending the meeting and voting in person.

     You are cordially invited to attend, and we look forward to seeing you at the meeting.

                                            By order of the Board of Directors,

                                            /s/ Stephen A. Hellrung
                                            Stephen A. Hellrung
                                            Senior Vice President, General
                                            Counsel
                                            & Secretary

Wilkesboro, North Carolina
April 15, 2002

IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE PROXY AND MAIL AT ONCE IN THE ENCLOSED ENVELOPE.

                             LOWE'S COMPANIES, INC.

                                 P. O. BOX 1111
                     NORTH WILKESBORO, NORTH CAROLINA 28656
                                 (336) 658-4000
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 31, 2002

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Lowe's Companies, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina, on Friday, May 31, 2002 at 10:00 a.m. It is anticipated that this Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about April 15, 2002.

     Only shareholders of record at the close of business on April 1, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof. On April 1, 2002 there were 776,775,934 shares of Common Stock of the Company outstanding and entitled to vote. Shareholders are entitled to one vote for each share held on all matters to come before the meeting.

     The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a proxy bearing a later date. A proxy is revoked if the person who executed the proxy is present at the meeting and elects to vote in person.

     Abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker shares that are not voted on any matter at the meeting are not included in determining whether a quorum is present. The vote required on matters to be considered is disclosed under the caption for such matters. Votes that are withheld and broker shares that are not voted (commonly referred to as "broker non-votes") are not included in determining the number of votes cast in the election of Directors or on other matters.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     There are currently 11 members of the Board of Directors, which is divided into three classes: Class I (three members), Class II (four members) and Class III (four members), with one class being elected each year for a three-year term.

     The three nominees standing for re-election as Class I Directors are:
Robert A. Ingram, Richard K. Lochridge and Claudine B. Malone.

     If elected, each Class I nominee will serve three consecutive years with his/her term expiring in 2005 or until a successor is elected and qualified. The election of each nominee requires the affirmative vote of the holders of the plurality of the shares of Common Stock cast in the election of Directors. Unless authority to vote in the election of Directors is withheld, it is the intention of the persons named as Proxies to vote "FOR" the three nominees. If at the time of the meeting any of these nominees is unavailable for election as a Director for any reason, which is not expected to occur, the persons named as Proxies will vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

                      INFORMATION CONCERNING THE NOMINEES

     The nominees for election for a three-year term as a Class I Director to serve until the 2005 Annual Meeting are Robert A. Ingram, Richard K. Lochridge and Claudine B. Malone.

CLASS I NOMINEES
(Term Expiring in 2005)

                                     DIRECTOR          BUSINESS EXPERIENCE, DIRECTORSHIPS, AND
           NAME AND AGE               SINCE              POSITIONS WITHIN THE LAST FIVE YEARS
----------------------------------   --------   ------------------------------------------------------
Robert A. Ingram, 60..............     2001     Member of Compensation and Organization Committee and
                                                Governance Committee. Chief Operating Officer and
(INGRAM PHOTO)                                  President, Pharmaceutical Operations, of
                                                GlaxoSmithKline (International Pharmaceutical
                                                Corporation) since January 2001, having previously
                                                served as Chief Executive of Glaxo Wellcome plc
                                                (1997-2000), Chairman of Glaxo Wellcome Inc., (Glaxo
                                                Wellcome plc's United States subsidiary) (1999-2000);
                                                Chairman, President and Chief Executive Officer of
                                                Glaxo Wellcome Inc. (1997-1999), and President and
                                                Chief Executive Officer of Glaxo Wellcome Inc. prior
                                                thereto. Other directorships: Nortel Networks
                                                Corporation, Wachovia Corporation and Misys plc.

Richard K. Lochridge, 58..........     1998     Chairman of Audit Committee and member of Executive
                                                Committee and Governance Committee of the Company.
(LOCHRIDGE PHOTO)                               President, Lochridge & Company, Inc., (General
                                                Management Consulting Firm) since 1986. Other
                                                directorships: PetsMart, Inc., John H. Harland
                                                Company, and Dover Corporation.

Claudine B. Malone, 65............     1995     Member of Compensation and Organization Committee and
                                                Governance Committee of the Company. President and
(MALONE PHOTO)                                  Chief Executive Officer, Financial & Management
                                                Consulting, Inc., since 1984; Former Chairman, Federal
                                                Reserve Bank, Richmond, Va., 1996-1999 (Member since
                                                1994). Other directorships: LaFarge Corporation,
                                                Science Applications International Corporation,
                                                Hasbro, Inc., and CGNU Life Insurance Co.

                  INFORMATION CONCERNING CONTINUING DIRECTORS

     Directors whose terms expire after 2002 are:

CLASS II DIRECTORS
(Term Expiring in 2003)

                                     DIRECTOR          BUSINESS EXPERIENCE, DIRECTORSHIPS, AND
           NAME AND AGE               SINCE              POSITIONS WITHIN THE LAST FIVE YEARS
----------------------------------   --------   ------------------------------------------------------

Peter C. Browning, 60.............     1998     Chairman of Governance Committee and member of
                                                Compensation and Organization Committee, and Executive
(BROWNING PHOTO)                                Committee of the Company. Non-executive Chairman of
                                                the Board of Nucor Corporation (Steel Manufacturer)
                                                since 2000. Dean of the McColl School of Business at
                                                Queens College of Charlotte. Other directorships:
                                                Acuity Brands Inc., Wachovia Corporation, The Phoenix
                                                Companies, Inc., EnPro Industries, Inc., and Sykes
                                                Enterprises, Inc.

Kenneth D. Lewis, 55..............     2000     Member of Compensation Committee and Governance
                                                Committee of the Company. Chairman, Chief Executive
(LEWIS PHOTO)                                   Officer and President of Bank of America Corp.,
                                                President and Chief Operating Officer (Oct. 1999-April
                                                2001), President (Jan. 1999-Oct. 1999), President,
                                                Consumer and Commercial Banking (1998-1999) of that
                                                Company, and President of NationsBank Corporation
                                                (1993-1998). Director of Bank of America Corp. since
                                                1999. Other directorships: Health Management
                                                Associates, Inc.

Thomas D. O'Malley, 60............     2000     Member of Audit Committee and Governance Committee of
                                                the Company. Chairman of the Board and Chief Executive
(O'MALLEY PHOTO)                                Officer of Tosco Corporation until its sale to
                                                Phillips Petroleum in 2001. Currently serving as
                                                Chairman, President and Chief Executive Officer of
                                                Premcor, an oil refiner.

Robert G. Schwartz, 74............     1973     Member of Compensation and Organization Committee and
                                                Governance Committee of the Company. Former Director
(SCHWARTZ PHOTO)                                (1980-2000) and Chairman of the Board (1983-1993) and
                                                Former President and Chief Executive Officer
                                                (1989-1993) of Metropolitan Life Insurance Company.
                                                (Mr. Schwartz retired from employment in March 1993
                                                and as a Director in April 2000.)

CLASS III DIRECTORS
(Term Expiring in 2004)

                                     DIRECTOR          BUSINESS EXPERIENCE, DIRECTORSHIPS, AND
           NAME AND AGE               SINCE              POSITIONS WITHIN THE LAST FIVE YEARS
----------------------------------   --------   ------------------------------------------------------

Leonard L. Berry, 59..............     1998     Member of Audit Committee and Governance Committee of
                                                the Company. Distinguished Professor of Marketing and
(BERRY PHOTO)                                   M.B. Zale Chair in Retailing and Marketing Leadership,
                                                Texas A&M University, since 1982. Other directorships:
                                                Genesco Inc., Darden Restaurants, Inc., and Grocery
                                                Outlet, Inc.

Paul Fulton, 67...................     1996     Chairman of Compensation and Organization Committee
                                                and member of Executive Committee and Governance
(FULTON PHOTO)                                  Committee of the Company. Chairman since 2000 and
                                                Director since 1997 of Bassett Furniture Industries,
                                                Inc., Chief Executive Officer of Bassett Furniture
                                                from 1997 until 2000. Dean, Kenan-Flagler Business
                                                School, University of North Carolina, Chapel Hill,
                                                N.C., 1994-1997. Other directorships: Sonoco Products
                                                Company, and Bank of America Corp.

Dawn Hudson, 44...................     2001     Member of Audit Committee and Governance Committee of
                                                the Company. Senior Vice President, Strategy and
(HUDSON PHOTO)                                  Marketing for Pepsi Cola North America (International
                                                Beverage Company) since 1996.

Robert L. Tillman, 58.............     1994     Chairman of the Board since January 1998, Chief
                                                Executive Officer since 1996. Chairman of Executive
(TILLMAN PHOTO)                                 Committee of the Company.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                            COMMITTEES OF THE BOARD

     CLASSIFICATION OF DIRECTORS. Each Lowe's Director is classified as an "Independent Director" or a "Management Director". A "Management Director" is a present or former employee who serves as a Director. An "Independent Director" is a Director within the scope of Securities and Exchange Commission rules defining "non-employee directors." All Directors are Independent Directors except for Mr. Tillman, who is a Management Director.

     COMPENSATION OF DIRECTORS -- STANDARD ARRANGEMENTS. Mr. Tillman receives no Director or Committee compensation. Directors who are not employed by the Company are paid an annual retainer of $75,000, plus $15,000 annually for serving as a Committee Chairman.

     COMPENSATION OF DIRECTORS -- OTHER ARRANGEMENTS. In 1999, shareholders approved the Lowe's Companies, Inc. Directors' Stock Option Plan. This Plan provides for each eligible Director to be awarded a stock option to purchase 4,000 shares of Company Common Stock at the first Directors' Meeting following the Annual Meeting (the "Award Date"). The Company reserved 500,000 shares of Common Stock for the Plan, with 100,000 shares being reserved for options granted in Fiscal Years 1999, 2000 and 2001, of which 26,674 option shares are exercisable. Each option becomes exercisable with respect to 1,334 of the shares of Common Stock on May 15 of the first calendar year following the Award Date and 1,333 shares on May 15 of each of the second and third calendar years following the Award Date. Each option has a seven-year term. The exercise price is set based on the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on the Award Date, which was $35.91 as of May 25, 2001. Options for 4,000 shares each were granted on May 25, 2001 to Directors Berry, Browning, Fulton, Hudson, Ingram, Lewis, Lochridge, Malone, O'Malley, and Schwartz.

     In 1994, the Board adopted the Lowe's Companies, Inc. Directors' Deferred Compensation Plan. This Plan allows each non-employee Director to defer receipt of all, but not less than all, of the annual retainer and meeting fees otherwise payable to the Director. Deferrals are credited to a bookkeeping account and account values are adjusted based on the investment measure selected by the Director. One investment measure adjusts the account based on the Wachovia Bank and Trust Company prime rate plus 1%. The other investment measure assumes that the deferrals are invested in the Company's Common Stock. A Director may allocate deferrals between the two investment measures in 25% increments. Account balances are paid in cash following the termination of a Director's service.

     BOARD OF DIRECTORS -- During Fiscal Year 2001, the Board of Directors held six meetings. The Board has four standing committees, which met the number of times set forth in parentheses: Executive (3), Audit (4), Compensation and Organization (7) and Governance (3). All Directors attended at least 75% of the meetings of the Board and the Committees on which they served, except Robert A. Ingram and Kenneth D. Lewis, who each attended 71% of the meetings of the Board and the Committees on which they served.

     AUDIT COMMITTEE -- The Audit Committee has four members: Richard K. Lochridge (Chairman), Leonard L. Berry, Dawn Hudson and Thomas D. O'Malley. The Audit Committee meets with the internal auditing staff and representatives of the Company's independent accounting firm without senior management present and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit and the fees charged by the independent accountants for audit services, financial information systems design and implementation services, and all other services; determines the duties and responsibilities of the internal auditors; reviews financial statements and the accounting principles being applied; and reviews audit results and other matters relating to internal control and compliance with the

Company's code of ethics. In addition, the Audit Committee recommends annually the engagement of the Company's independent accountants. The Board of Directors adopted an amended and restated Audit Committee Charter on April 5, 2002, which is attached to this proxy statement as Appendix A.

     COMPENSATION AND ORGANIZATION COMMITTEE -- The Compensation and Organization Committee has six members: Paul Fulton (Chairman), Peter C. Browning, Robert A. Ingram, Kenneth D. Lewis, Claudine B. Malone, and Robert G. Schwartz. This Committee reviews and sets the compensation of Directors who are employees of the Company; reviews the compensation of Senior management; reviews and approves all annual bonus plans; reviews and approves all forms of compensation which exceed one year in duration, including employee stock option and deferred compensation awards; administers and interprets all provisions of all compensation, employee stock option, stock appreciation rights and other incentive plans; and approves awards pursuant to the terms of any employee stock option or stock appreciation rights plan.

     EXECUTIVE COMMITTEE -- The Executive Committee has four members: Robert L. Tillman (Chairman), Peter C. Browning, Paul Fulton, and Richard K. Lochridge. The Executive Committee exercises all of the powers of the Board of Directors between meetings, except as otherwise limited by law.

     GOVERNANCE COMMITTEE -- The Governance Committee has ten members: Peter C. Browning (Chairman), Leonard L. Berry, Paul Fulton, Dawn Hudson, Robert A. Ingram, Kenneth D. Lewis, Richard K. Lochridge, Claudine B. Malone, Thomas D. O'Malley and Robert G. Schwartz. This Committee's responsibilities include screening suggestions for new Board members and making recommendations to the full Board; conducting an annual performance evaluation of the Chief Executive Officer; and conducting an annual review of the performance of the full Board and structure of Board Committees. This Committee functions as a nominating committee by recommending nominees for election as Directors of the Company. The Committee considers nominees recommended by shareholders. Any such recommendation should be submitted in writing to the Secretary of the Company no later than 120 days prior to the date of mailing the proxy materials for each annual meeting (generally, not later than the middle of December preceding the Annual Meeting). The recommendation should include information that will enable the Committee to evaluate the qualifications of the proposed nominee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the beneficial ownership as of April 1, 2002, except as noted, of Common Stock of each Director of the Company, each nominee for election as a Director of the Company, the Officers named in the Summary Compensation Table, each shareholder known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and Directors and Executive Officers as a group:

NAME OR NUMBER                                                  NUMBER OF      PERCENT
OF PERSONS IN GROUP                                           SHARES (1) (2)   OF CLASS
-------------------                                           --------------   --------
Leonard L. Berry............................................        11,501          *
Peter C. Browning...........................................        11,644          *
Paul Fulton.................................................        29,501          *
Dawn Hudson.................................................           400          *
Robert A. Ingram............................................             0          *
Kenneth D. Lewis............................................         1,334          *
Richard K. Lochridge........................................        12,001          *
Claudine B. Malone..........................................        14,001          *
Thomas D. O'Malley..........................................        21,334          *
Dale C. Pond................................................       242,222          *
Robert G. Schwartz..........................................       142,001          *
Larry D. Stone..............................................       429,830          *
Robert L. Tillman...........................................     1,197,538          *
William C. Warden, Jr.......................................       174,372          *
Thomas E. Whiddon...........................................       292,128          *
Incumbent Directors, Director Nominees and Executive
  Officers as a Group (31)..................................     5,729,567          *
Lowe's Companies Employee Stock Ownership Trust
  P.O. Box 1111
  North Wilkesboro, NC 28656................................    48,514,969(3)    6.24
State Street Bank and Trust Company, Trustee
  225 Franklin Street
  Boston, MA 02110..........................................    70,961,985(4)     9.2
Capital Research and Management Company
  333 South Hope Street
  Los Angeles, CA 90071.....................................    80,002,200(5)    10.3
FMR Corp.
  82 Devonshire Street E14B
  Boston, MA 02109..........................................    47,547,529(6)   6.148

---------------

* Less than 1%.

(1) Includes shares that may be acquired within 60 days under the Company's Stock Option Plans as follows: Mr. Pond 135,098 shares; Mr. Stone 239,980 shares; Mr. Tillman 721,334 shares; Mr. Warden 119,112 shares; Mr. Whiddon 234,134 shares; Directors Berry, Browning, Fulton, Lochridge, Malone and

    Schwartz 4,000 shares each; Directors Lewis and O'Malley 1,334 shares each with aggregate shares for all Executive Officers and Directors as a group
    (31) being 2,727,308.

(2) Does not include phantom shares credited to the accounts of Executive Officers and Directors under the Company's Deferred Compensation Plans as follows: Mr. Bridgeford 58,361 shares; Mr. Browning 4,412 shares; Mr. Fulton 4,479 shares; Mr. Herring 14,105 shares; Mr. Ingram 1,725 shares; Mr. Kasberger 5,002 shares; Mr. Lewis 1,725 shares; Mr. Shelton 40,109 shares; Mr. Tillman 199,775 shares; Mr. Warden 50,136 shares; Mr. Whiddon 120,531 shares with aggregate shares for all Executive Officers and Directors as a group (31) being 499,787.

(3) Shares allocated to participants' ESOP accounts are voted by the participants by giving voting instructions to State Street Bank (the "Trustee"). A committee directs the Trustee in the manner in which shares not voted by participants or not allocated to participants' ESOP accounts are to be voted. The committee has seven members, including Mr. Stone. At April 1, 2002, there were 842,061 unallocated shares in participant's ESOP accounts.

(4) Shares held at December 31, 2001, according to Schedule 13G filed on February 6, 2002 with the Securities and Exchange Commission, which total includes those shares held by the Lowe's Companies Employee Stock Ownership Trust and described in footnote 3.

(5) Shares held at December 31, 2001, according to Schedule 13G filed on February 11, 2002 with the Securities and Exchange Commission.

(6) Shares held at December 31, 2001, according to Schedule 13G filed on February 14, 2002 with the Securities and Exchange Commission.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) of the Securities Exchange Act of 1934 during Fiscal Year 2001 and Form 5 and amendments thereto furnished to the Company with respect to Fiscal Year 2001, and written representations from certain reporting persons, the Company believes that all filing requirements under Section 16(a) applicable to its Officers, Directors and beneficial owners have been complied with, except that three of the Company's Executive Officers, inadvertently in all cases, failed to disclose in a timely manner beneficial ownership or sales of the Company's stock. Michael K. Brown, Senior Vice President -- Store Operations, did not disclose in his Initial Statement of Beneficial Ownership of Securities (Form 3) dated November 29, 2001 beneficial ownership of 10,000 shares of restricted stock. Mr. Brown listed the shares in a subsequent filing on February 26, 2002. Dale C. Pond, Executive Vice President, Merchandising sold 5,000 shares (pre-split) of the Company's Common Stock on March 5, 2001. Mr. Pond reported this sale on January 30, 2002. Larry
D. Stone, Executive Vice President, Store Operations, sold 15,200 shares of the Company's Common Stock on December 20, 2001. Mr. Stone reported the sale on February 28, 2002.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received by the Company's Chief Executive Officer and the four other most highly paid Executive Officers for the three fiscal years ended February 1, 2002:

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM COMPENSATION
                                                                           -------------------------------
                                               ANNUAL COMPENSATION                      AWARDS              PAYOUTS
                                         --------------------------------  -------------------------------  -------
                             FISCAL YEAR                     OTHER ANNUAL  RESTRICTED STOCK  STOCK OPTIONS   LTIP      ALL OTHER
NAME & PRINCIPAL POSITION       ENDED    SALARY     BONUS    COMPENSATION     AWARDS (1)     # SHARES (2)   PAYOUTS COMPENSATION (3)
-------------------------    ----------- -------  ---------  ------------  ----------------  -------------  ------- ----------------
Robert L. Tillman..........   02/01/02   935,000  1,916,049    471,384(4)      0 shares         499,000        0         17,000
 Chairman of the Board        02/02/01   935,000    690,030    184,010         0 shares         324,000        0         11,900
 and Chief Executive Officer  01/28/00   850,000  1,700,000    406,711         0 shares               0        0         19,200

Larry D. Stone.............   02/01/02   600,000    982,950    232,144(5)      0 shares         223,000        0         17,000
 Executive Vice President,    02/02/01   600,000    442,800    102,004         0 shares         154,000        0         11,900
 Store Operations             01/28/00   500,000  1,000,000    221,984         0 shares               0        0         19,200

William C. Warden, Jr......   02/01/02   470,000    769,978    176,361(6)      0 shares         193,000        0         17,000
 Executive Vice President,    02/02/01   460,000    339,480     73,995         0 shares         118,000        0         11,900
 Administration               01/28/00   400,000    800,000    173,890         0 shares               0        0         19,200

Thomas E. Whiddon..........   02/01/02   470,000    769,978    176,360(7)      0 shares         193,000        0         17,000
 Executive Vice President,    02/02/01   450,000    332,100     75,070         0 shares         116,000        0         11,900
 Logistics and Technology     01/28/00   390,000    780,000    167,904         0 shares               0        0         19,200

Dale C. Pond...............   02/01/02   450,000    737,213    169,208(8)      0 shares         177,000        0         17,000
 Executive Vice President,    02/02/01   400,000    295,200     62,430         0 shares         104,000        0         11,900
 Merchandising                01/28/00   350,000    700,000    148,637         0 shares               0        0         19,200

Footnotes:
---------------

(1) No Restricted Stock Awards were granted during Fiscal 1999, 2000, or 2001.

(2) Share amounts reflect a 2 for 1 stock split effective June 29, 2001.

(3) Amounts shown are employer contributions to the Employee Stock Ownership
    Plan.

(4) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($441,449), taxable value of group term life insurance in excess of $50,000 ($1,633), and taxable value of personal use of corporate aircraft ($28,302).

(5) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($231,591) and taxable value of group term life insurance in excess of $50,000 ($553).

(6) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($176,251) and taxable value of group term life insurance in excess of $50,000 ($110).

(7) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($176,251) and taxable value of group term life insurance in excess of $50,000 ($109).

(8) Amount shown is the total of a payment under the Company's Benefit Restoration Plan ($167,737) and taxable value of group term life insurance in excess of $50,000 ($1,471).

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information with respect to stock options and SARs granted to the named Executive Officers during Fiscal 2001:

INDIVIDUAL GRANTS
----------------------------------------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                             NUMBER OF      % OF TOTAL                                  ASSUMED ANNUAL RATES OF
                             SECURITIES    OPTIONS/SARS                              STOCK PRICE APPRECIATION FOR
                             UNDERLYING     GRANTED TO    EXERCISE OR                         OPTION TERM
                            OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION   -----------------------------
NAME                        GRANTED (1)    FISCAL YEAR       $/SH          DATE           5%              10%
----                        ------------   ------------   -----------   ----------   -------------   -------------
Robert L. Tillman.........    324,000          2.97%        $27.51        3/1/08      $3,627,924      $8,454,606
                              175,000          1.60%        $45.70        2/1/09      $3,255,786      $7,587,365

Larry D. Stone............    138,000          1.27%        $27.51        3/1/08      $1,545,227      $3,601,036
                               85,000          0.78%        $45.70        2/1/09      $1,581,382      $3,685,292

William C. Warden, Jr.....    108,000          0.99%        $27.51        3/1/08      $1,209,308      $2,818,202
                               85,000          0.78%        $45.70        2/1/09      $1,581,382      $3,685,292

Thomas E. Whiddon.........    108,000          0.99%        $27.51        3/1/08      $1,209,308      $2,818,202
                               85,000          0.78%        $45.70        2/1/09      $1,581,382      $3,685,292

Dale C. Pond..............     92,000          0.84%        $27.51        3/1/08      $1,030,151      $2,400,691
                               85,000          0.78%        $45.70        2/1/09      $1,581,382      $3,685,292

---------------

(1) Share amounts reflect a 2 for 1 stock split effective June 29, 2001.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information concerning options exercised during Fiscal Year 2001 and the unexercised options/SARs held by each of the named Executive Officers at February 1, 2002:

                                                                                                 VALUE OF UNEXERCISED
                                                                 NUMBER OF SECURITIES                IN-THE-MONEY
                                                                UNDERLYING UNEXERCISED          OPTIONS/SARS AT FY-END
                                 SHARES                         OPTIONS/SARS AT FY-END            ($45.70 ON 2/1/02)
                              ACQUIRED ON        VALUE      -------------------------------   ---------------------------
           NAME               EXERCISE (1)     REALIZED      EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
           ----              --------------   -----------   --------------   --------------   -----------   -------------
Robert L. Tillman..........  760,000 Shares   $17,347,924   613,334 Shares   605,666 Shares   $14,002,681    $8,256,498
Larry D. Stone.............         344,444     7,480,220          198,224          274,332     4,489,712     3,647,272
William C. Warden, Jr......         321,156     7,113,436           83,112          232,332     1,844,613     2,835,772
Thomas E. Whiddon..........         212,300     5,534,082          198,134          231,666     4,604,185     2,821,028
Dale C. Pond...............         171,304     2,906,107          104,430          211,666     2,349,108     2,441,358

---------------

(1) All shares acquired on exercise are stock options. There are no currently outstanding stock appreciation rights (SAR) grants.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     No awards were made under any long-term incentive plans for the Company during Fiscal Year 2001.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

     The Company has entered into Management Continuity Agreements with each of Messrs. Tillman, Stone, Warden, Whiddon and Pond, as well as 15 other executive officers. Other than the termination compensation amounts, the agreements are identical. Each was unanimously approved by the Independent Directors of the Board of Directors.

     The agreements provide for certain benefits if the Company has a change-in-control followed by termination of the executive's employment without cause by the Company's successor, or by the employee for certain reasons, including a downgrading of the officer's position. "Cause" means continued and willful failure to perform duties or conduct demonstrably and materially injurious to the Company.

     All agreements provide for three-year terms. On the first anniversary, and every anniversary thereafter, the term is extended automatically for an additional year unless the Company does not extend the term. The agreements are automatically extended for 24 months after a change-in-control.

     If benefits are paid under an agreement, the executive will receive (i) a lump-sum severance payment equal to three times annual base salary, incentive bonus and welfare insurance costs for Mr. Tillman and all executive vice presidents, including Messrs. Stone, Warden, Whiddon and Pond, and two times annual base salary, incentive bonus and welfare insurance costs for all other executive officers, and (ii) any other unpaid salary and benefits to which the executive is otherwise entitled. In addition, the executive will be compensated for any excise tax liability he may incur as a result of this payment and for income taxes attributable to excise tax reimbursements.

     All legal fees and expenses incurred by the executives in enforcing these agreements will be paid by the Company.

             REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

     This report by the Compensation and Organization Committee is required by rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

     The Compensation and Organization Committee (the "Committee") of the Board of Directors comprises six Independent Directors and is responsible for administering the Company's Executive Compensation Program for all executives at a compensation level set by the Committee. In carrying out its responsibilities, the Committee:

     - Articulates the Company's executive compensation philosophies and policies to executive management, participates in compensation program development, and has authority for approval of awards under the Company's plans and programs;

     - Monitors and approves on-going base salary and incentive compensation programs for executive management, including participation, performance goals and criteria, interpretation of provisions and determination of award payouts;

     - Reviews and approves base salary recommendations for Executive Officers of the Company; and

     - Initiates all compensation actions for the Chairman of the Board, President and Chief Executive Officer, subject to final Board approval.

     The Committee has retained a national consulting firm (which reports to the Committee) to be a source of on-going advice to both the Committee and management.

EXECUTIVE COMPENSATION PRINCIPLES

     The Company's Executive Compensation Program has been designed to establish a strong link between the creation of shareholder value and the compensation earned by its Executive Officers. It is the intention of the Committee that, to the extent practical, all compensation paid under the Executive Compensation Program of the Company (other than incentive stock options) will be tax deductible to the Company in the year paid to the executive. The fundamental objectives of the Program are to:

     - Align executive compensation with the Company's mission, values and business strategies;

     - Attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company's success in enhancing shareholder value; and

     - Provide compensation which is commensurate with the Company's performance and the contributions made by executives toward this performance.

     The Program is intended to provide compensation which is competitive with comparable companies in the retailing industry (with particular emphasis on specialty hardgoods retailers and major U.S. retailers) when the Company is meeting its targeted financial goals. At the same time, the Program seeks to provide above average compensation when the Company's targeted goals are exceeded, and below average compensation when targeted performance goals are not achieved.

     The Program provides for larger portions of total compensation to vary on the basis of Company performance for higher levels of executives (i.e., the most senior executive Officers have more of their total compensation at risk on the basis of Company performance than do lower levels of executives). All Executive Officers participate in the same direct compensation programs as the other executives of the Company, with the only differences being the degree of compensation risk and the overall magnitude of the potential awards.

     The Committee believes that Executive Officers of the Company should be encouraged to own significant holdings of the Company's Common Stock to align their interests with those of the Company's shareholders. Through the operation of the Company's Employee Stock Ownership Plan, the 401(k) Plan, the Employee Stock Purchase Plan, the 1994 Incentive Plan, the 1997 Incentive Plan, and the 2001 Incentive Plan, vehicles are provided to enable executives to acquire Common Stock, subject to regulatory limitations.

ELEMENTS IN THE EXECUTIVE COMPENSATION PROGRAM

     The Company's Executive Compensation Program comprises the following elements:

Base Salary

     Salaries for Executive Officers are established on the basis of the qualifications and experience of the executive, the nature of the job responsibilities and salaries for competitive positions in the retailing industry.

     Executive Officers' base salaries are reviewed annually and are approved by the Committee. Salaries of Executive Officers are compared with those of comparable executive positions in the retailing industry throughout the United States. The Committee uses the median level of base salary as a guideline, in conjunction with the executive's performance and qualifications, for establishing salary levels.

1994, 1997 and 2001 Incentive Plans

     The 1994, 1997 and 2001 Incentive Plans, which were approved by shareholders in 1994, 1997 and 2001, respectively, are intended to attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company's success in enhancing shareholder value. The Incentive Plans help to place further emphasis on executive ownership of the Company's Common Stock. The Incentive Plans are designed to assure the deductibility of executive compensation for federal and state income tax purposes.

     Short-Term Incentives. The Management Bonus Program is administered pursuant to the Incentive Plans. The Management Bonus Program provides bonus opportunities that can be earned upon the achievement by the Company of predetermined annual earnings growth objectives. No bonuses are paid if performance is below the threshold level of corporate profitability. If the financial goals are fully met, 100% of the stated bonus opportunity is earned. A bonus equal to 204.9% of the February 3, 2001 base salary was paid to the Chief Executive Officer and bonuses equal to 163.8% of the February 3, 2001 base salary were paid to the four other most highly paid Executive Officers for the year ended February 1, 2002 because the Company's financial results exceeded the predetermined annual earnings growth objectives.

     Long-Term Incentives. The Incentive Plans authorize the grant of stock options. The option price cannot be less than the market price of the Company's Common Stock on the date on which the option is granted. Consequently, stock options granted under the Incentive Plans measure performance and provide compensation solely on the basis of the appreciation in the price of the Company's Common Stock. During Fiscal Year 2001, the Committee approved a broad-based stock option grant to executive and senior management, middle managers and professionals, and retail store managers and assistant managers.

     Under the 2001 Incentive Plan, the Committee approved the grant of non-qualified stock options for a total of 3,750,000 shares to senior executives on February 1, 2002. Each of the option grants had an execution price of $45.70 per share and will be fully vested on the third anniversary of the grant. Mr. Tillman was granted 175,000 shares, five Executive Vice Presidents were granted 85,000 shares each, fourteen Senior Vice Presidents were granted 60,000 shares each and sixty-six Vice Presidents and Regional Vice Presidents were granted 35,000 shares each.

     Stock appreciation rights also may be granted under the Incentive Plans. These rights entitle the recipient to receive a payment based solely on the appreciation in the Company's Common Stock following the date of the award. Stock appreciation rights thus measure performance and provide compensation only if the price of the Company's Common Stock appreciates. No stock appreciation rights grants were made during Fiscal Year 2001 nor are any previous grants outstanding.

     The Incentive Plans also authorize awards of Company Common Stock. No Performance Accelerated Restricted Stock (PARS) or Performance Stock Awards were issued during Fiscal Year 2001, nor are any previous grants outstanding.

     The 1994, 1997, and 2001 Incentive Plans include a Deferral Program. The Deferral Program, available to executives at or above the Vice-President level, permits deferral of receipt of certain stock incentives (vested performance stock awards and performance accelerated restricted stock and gain on non-qualified stock options), but not salary or bonus. The single exception to this provision is that the Deferral Program will accept the mandatory deferral of cash compensation to the extent that it would not be a tax-deductible item for the Company under the Internal Revenue Code
Section 162(m).

     The Deferral Program requires that the executive make a deferral election in the year prior to the year in which a stock option is exercised or the year a restricted stock grant vests. Deferred shares are cancelled upon the participant's election and tracked as phantom shares. During the deferral period, the participant's account is credited with amounts equal to the dividends paid on actual shares. Shares are reissued when distributed to the executive. Unless a participant elects otherwise, deferred benefits are generally payable beginning on the March 15 following the earlier of the executive's retirement or other termination of employment or his or her 65th birthday.

     The Deferral Program is unfunded. A deferred benefit under the Program is at all times a mere contractual obligation of the Company. A participant and his beneficiaries have no right, title, or interest in the benefits deferred under the Program or any claim against them.

Benefit Restoration Plan

     The Benefit Restoration Plan, adopted by the Company in May 1990 and amended and restated as of February 1, 1997, is intended to provide qualifying executives with benefits equivalent to those received by all other employees under the Company's basic qualified employee retirement plans. Qualifying executives are those executives who are selected by the Committee to participate in the Plan and whose annual additions and other benefits, as normally provided to all participants under those qualified plans, would be curtailed by the effect of Internal Revenue Code restrictions. The Benefit Restoration Plan benefits are determined annually. Participating executives may elect annually to defer benefits or to receive a current cash payment.

Other Compensation

     The Company's Executive Officers participate in the various qualified and non-qualified employee benefit plans sponsored by the Company. The Company makes only nominal use of perquisites in compensating its Executive Officers.

The CEO's Compensation in the Fiscal Year Ended February 1, 2002

     The Committee increased Mr. Tillman's annual base salary from $935,000 to $1,000,000 effective February 2, 2002, the start of the next fiscal year. The Committee made its decision based upon the operating performance of the Company.

     The Committee authorized payment to Mr. Tillman of an annual bonus of $1,916,049 under the 2001 Management Bonus Program. The Committee determined Mr. Tillman's bonus solely on the basis of the Company's earnings performance versus the goals for such performance which the Committee established at the beginning of the performance period.

     Mr. Tillman was granted options for 162,000 shares (pre-split) of Company Stock on March 1, 2001 at $55.01, the fair market value of the Stock on the date of the grant; 1,817 shares of the grant are incentive stock options and the remaining 160,183 shares are non-qualified stock options. The options become exercisable in thirds after one, two and three years from the date of the grant. The options expire after seven years.

     Mr. Tillman was also granted options for 175,000 shares of Company Stock on February 1, 2002 at $45.70, the fair market value of the Stock on the date of the grant; all of the shares are non-qualified stock options. The options become exercisable three years from the date of the grant. The options expire after seven years.

     Mr. Tillman earned a Benefit Restoration Plan payment of $441,254 for the fiscal year ended February 1, 2002. This amount was deferred. Mr. Tillman was paid a Benefit Restoration Plan benefit of $46,000 which had been mandatorily deferred in prior years due to IRC Section 162(m) limitations.

     The Committee believes that the payments and stock incentives described herein were necessary to maintain the competitiveness of Mr. Tillman's compensation package in comparison to those of other chief executive officers of similarly situated companies.

                                     * * *

     The Committee believes that the Company's Executive Compensation Program has been strongly linked to the Company's performance and the enhancement of shareholder value. The Committee intends to continually evaluate the Company's compensation philosophies and plans to ensure that they are appropriately configured to align the interests of executives and shareholders and to ensure that the Company can attract, motivate and retain talented management personnel.

Paul Fulton, Chairman
Peter C. Browning
Robert A. Ingram
Kenneth D. Lewis
Claudine B. Malone
Robert G. Schwartz

April 4, 2002

                                 AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE

     This report by the Audit Committee is required by the rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.

     The Audit Committee has four members, all of which are independent directors as defined by Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual: Richard K. Lochridge (Chairman), Leonard L. Berry, Dawn Hudson, and Thomas D. O'Malley. The Audit Committee meets regularly with (1) the internal auditing staff, (2) representatives of the Company's independent accounting firm (Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte")) without senior management present and (3) representatives of senior management. The Committee reviews the general scope of the Company's annual audit and the fees charged by the independent accountants, determines duties and responsibilities of the internal auditors, reviews financial statements and accounting principles being applied, and reviews audit results and other matters relating to internal control and compliance with the Company's code of ethics.

     In carrying out its responsibilities, the Committee has

     - reviewed and discussed the audited financial statements with management,

     - discussed with the independent auditors the matters required to be communicated to audit committees by Statement on Auditing Standards No. 61, and

     - received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1 and has discussed with Deloitte that firm's independence.

     Based on the review and discussions noted above and the report of Deloitte to the Audit Committee, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2002.

Richard K. Lochridge (Chairman)
Leonard L. Berry
Dawn Hudson
Thomas D. O'Malley

April 4, 2002

AUDIT FEES

     The Audit Committee has reviewed and approved the following aggregate fees billed to the Company during the fiscal year ended February 1, 2002 by the Company's principal accounting firm Deloitte:

Audit Fees..................................................   $  479,800
                                                               ==========
Financial Information Systems Design and Implementation
  Fees......................................................   $        0
Audit Related Fees -- Fees for Consents, Comfort Letters and
  for Audits of the Company's Employee Benefit Plans........   $  265,800
Other Non-audit Related Fees -- Tax Fees....................   $  303,124
                                                               ----------
All Other Fees..............................................   $  568,924
                                                               ==========

     The Committee has considered whether the provision of information technology services and the services under the all other fees caption is compatible with Deloitte's independence.

INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Deloitte as independent auditors to audit the consolidated financial statements of the Company and its subsidiaries for 2002. Deloitte has served in such capacity continuously since 1982.

     Representatives of Deloitte are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

                                   PROPOSAL 2

                            SHAREHOLDER PROPOSAL ON
                        GLOBAL WORKERS' RIGHTS STANDARDS

     The second proposal to be voted upon at the Annual Meeting asks the shareholders to consider a proposal of the Comptroller of the City of New York, as custodian and trustee of the New York City Teachers, Employees, Fire and Police Pension Funds (the "Pension Funds"), 1 Centre Street, New York, NY 10007-2341, owner of 1,118,264 shares of the Company's Common Stock. The Pension Funds along with Boston Trust's Walden/BBT Domestic Social Index Fund, 40 Court Street, Boston, MA 02108, the owner of 2,300 shares of the Company's Common Stock have offered the following proposal, which, to be approved, requires the affirmative vote of the majority of shares of Common Stock represented at the Annual Meeting:

               LOWE'S COMPANIES -- GLOBAL HUMAN RIGHTS STANDARDS

     Whereas, Lowe's currently has extensive overseas operations, and

     Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of some U.S.-based corporations has led to an increased public awareness of the problems of child labor, "sweatshop" conditions, and the denial of labor rights in U.S. corporate overseas operations, and

     Whereas, corporate violations of human rights in these overseas operations can lead to negative publicity, public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

     Whereas, a number of corporations have implemented independent monitoring programs with respected human rights and religious organizations to strengthen compliance with international human rights norms in subsidiary and supplier factories, and

     Whereas, these standards incorporate the conventions of the United Nation's International Labor Organization (ILO) on workplace human rights which include the following principles:

     1) All workers have the right to form and join trade unions and to bargain collectively. (ILO Conventions 87 and 98)

     2) Workers representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (ILO Convention 135)

     3) There shall be no discrimination or intimidation in employment. Equality of opportunity and treatment shall be provided regardless of race, color, sex, religion, political opinion, age, nationality, social origin, or other distinguishing characteristics. (ILO convention 100 and
        111)

     4) Employment shall be freely chosen. There shall be no use of force, including bonded or prison labor. (ILO conventions 29 and 105)

     5) There shall be no use of child labor. (ILO Convention 138), and,

     Whereas, independent monitoring of corporate adherence to these standards is essential if consumer and investor confidence in our company's commitment to human rights is to be maintained,

     Therefore, be it resolved that the shareholders request that the company commit itself to the implementation of a code of corporate conduct based on the aforementioned ILO human rights standards by its international suppliers and in its own international production facilities and commit to a program of outside, independent monitoring of compliance with these standards.

COMPANY RESPONSE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "AGAINST" THE GLOBAL WORKERS' RIGHTS STANDARDS PROPOSAL FOR THE FOLLOWING
REASONS:

     This is the second year that this proposal (with a few non-substantive changes this year) has been offered by the Comptroller of the City of New York. This year the proposal is also submitted by Walden/BBT Domestic Social Index Fund. Even though the proposal received the favorable vote of only 9.7% of the shares voted at the 2001 annual meeting, rules of the Securities and Exchange Commission require the Company to include the proposal as a matter to be presented at this year's annual meeting. The proponents have submitted the proposal notwithstanding that, in the intervening year, to the Company's knowledge there have been no charges concerning these alleged abuses involving the Company or its suppliers.

     As noted in last year's statement opposing the proposal, the Company has long supported human rights in the workplace, and the Company's policies and procedures have reflected those values for many years. The Company's Code of Ethics, its Statement of Business Ethics, and its buying agreements with domestic and international suppliers require all suppliers and suppliers' vendors not to use child or forced labor and to comply with applicable laws and regulations in the production of goods and services for, and in their conduct of business with, the Company. The Company is committed, and expects its suppliers to be similarly committed, to operating within the spirit and letter of laws and regulations affecting the Company's business and employees.

     To fulfill its commitment, beginning in 1997 the Company implemented a five-part compliance program for its international suppliers consisting of (i) informing suppliers of the Company's policy, (ii) inquiring into suppliers' policies, (iii) verifying suppliers' responses to the Company's inquiries, (iv) entering into contracts containing representations on this issue, and (v) randomly and periodically inspecting suppliers' manufacturing facilities for compliance during contract fulfillment.

     The Company regularly conducts seminars on the requirements of its Code of Ethics and Statement of Business Ethics for the Company's merchants/buyers, distributes its Code of Ethics and Statement of Business Ethics to management employees, and outlines on a continuous basis its policies and procedures to domestic and foreign suppliers. Through its buying agreements, the Company obtains representations from suppliers (both domestic and international) that they, and their vendors, do not permit the use of child or forced labor and that their operations comply with all applicable laws and regulations.

     Because of the Company's high ethical standards and ongoing efforts in these areas, the Company does not believe that adoption of the standards in the shareholder proposal is necessary. Further, the proposal calls for third party monitoring of compliance by the Company, its suppliers, and their vendors, which would require expenditures beyond any benefit such third party compliance procedures reasonably could be expected to provide.

     FOR THESE REASONS, THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THIS SHAREHOLDER PROPOSAL.

                               PERFORMANCE GRAPH

     The following graph compares the total returns (assuming reinvestment of dividends) of the Company's Common Stock, the S&P 500 Index and the S&P Retail Index. The graph assumes $100 invested on January 31, 1997, in the Company's Common Stock and each of the indices.

                              (PERFORMANCE GRAPH)

           -------------------------------------------------------------------------------------------------------------
                                         1/31/97       1/30/98       1/29/99       1/28/00        2/2/01        2/1/02
           -------------------------------------------------------------------------------------------------------------
            LOWE'S                       $100.00       $152.64       $352.07       $269.06       $325.07       $551.85
            S&P 500                      $100.00       $124.69       $162.77       $173.01       $171.65       $142.74
            S&P RETAIL INDEX             $100.00       $147.32       $245.15       $267.31       $267.87       $288.93

Source: Bloomberg Financial Services

                                    GENERAL

     The cost of solicitations of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph or by certain employees of the Company. The Company may reimburse brokers or other persons holding stock in their names or in the names of nominees for their expense in sending proxy materials to principals and obtaining their proxies. The Company has engaged the proxy soliciting firm of D.
F. King & Co., Inc. to solicit proxies for the Annual Meeting at an anticipated cost of $8,500 (plus handling fees).

     The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a proxy bearing a later date. A proxy is revoked if the person who executed the proxy is present at the meeting and elects to vote in person.

     Where a choice is specified with respect to any matter to come before the meeting, the shares represented by the proxy will be voted in accordance with such specifications.

     Where a choice is not so specified, the shares represented by the proxy will be voted "FOR" proposal 1 and "AGAINST" proposal 2 as set forth in the Notice of Annual Meeting and Proxy Card.

     Management is not aware that any matters other than those specified herein will be presented for action at the meeting, but if any other matters do properly come before the meeting, the persons named as Proxies will vote upon such matters in accordance with their best judgment.

     In the election of Directors, a specification to withhold authority to vote for the slate of management nominees will not constitute an authorization to vote for any other nominee.

                             SHAREHOLDER PROPOSALS
                          FOR THE 2003 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 2003 Annual Meeting must be received by the Board of Directors for consideration for inclusion in the Proxy Statement and form of proxy relating to that meeting on or before December 15, 2002. In addition, if the Company receives notice of a shareholder proposal after March 1, 2003, the persons named as Proxies in the Proxy Statement for the 2003 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2003 Annual Meeting.

                                 ANNUAL REPORT

     The Annual Report to shareholders accompanies this Proxy Statement. The Company's report to the Securities and Exchange Commission on Form 10-K for the Fiscal Year ended February 1, 2002 is available upon written request addressed to Lowe's Companies, Inc., Investor Relations Department, P. O. Box 1111, North Wilkesboro, NC 28656.

                                          By order of the Board of Directors,

                                          /s/ Stephen A. Hellrung
                                          Stephen A. Hellrung
                                          Senior Vice President, General Counsel
                                          & Secretary

Wilkesboro, North Carolina
April 15, 2002

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

                       AMENDED AND RESTATED APRIL 5, 2002

                             LOWE'S COMPANIES, INC.
                       BOARD OF DIRECTORS AUDIT COMMITTEE
                                    CHARTER

MISSION

     The Audit Committee is established by the Board as an independent and objective Committee of the Board of Directors. Its primary function is to assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) compliance by the Company with its established internal controls, legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

COMPOSITION

     The Audit Committee shall consist of at least three (3) directors who shall be appointed in accordance with the Bylaws of the Company. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. In particular, the Chairperson shall have accounting or related financial management expertise. The Committee shall meet at such times as it deems necessary.

AUTHORITY

     The Committee is authorized to have full and unrestricted access to all personnel, records, operations, properties, and other informational sources of the Company as required to properly discharge its responsibilities. Further, the Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee will also be empowered to retain outside counsel or persons having special competencies as necessary to assist the Committee in fulfilling its responsibility. The Audit Committee shall make regular reports to the Board of Directors of the Company.

DUTIES AND RESPONSIBILITIES

     The Audit Committee shall:

     1. Provide a focal point for communication between the independent auditor, Internal Audit, management and the Board of Directors.

     2. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     4. Conduct a review with management and the independent auditor of the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     5. Review with management and the independent auditor at least annually the effect of significant regulatory and accounting initiatives, as well as off-balance sheet structures on the Company's financial statements.

     6. Discuss with management, the independent auditor, and Internal Audit their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

     7. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     8. As necessary, review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     9. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     10. With respect to the independent public accountants, the Committee shall:

         -- Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         -- Approve the fees to be paid to the independent auditor for audit services.

         --  Approve any change of the lead client service/audit partner.

         -- Review with the senior audit partner and management the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

         -- Approve the retention of the independent auditor for any non-audit or non-audit related service, other than accounting or tax services, and the fee for such service.

         -- Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

         -- Review the scope and general extent of the independent public accountants' audit examination prior to the annual audit. This review should also include the Vice President of Internal Audit's evaluation of the performance of the independent accountants, including the degree of audit coordination and overall audit coverage.

         -- Discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 relating to the conduct of the audit.

     11. Review and concur in the appointment, annual performance appraisal, replacement, reassignment or discharge of the Vice President of Internal Audit.

     12. The Company may not hire employees of the independent auditor who have been engaged on the Company's account without the prior approval of the Committee.

     13. Review with the Vice President of Internal Audit the department's scope, staffing, training/development, budget and audit schedule. This review should include the risk assessment upon which the audit schedule was developed, as well as plans for reviews of the Company's information systems, procedures and controls. The Committee shall review and approve the initial audit plan and any significant subsequent changes in the plan, the results of internal audit activities, including the independence, objectivity and qualifications of the internal audit staff, and periodically review and approve the Internal Audit Department's charter.

     14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

        (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

        (b) Any changes required in the planned scope of the internal audit.

        (c) The internal audit department responsibilities, budget and staffing.

     15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     16. Review management's monitoring of compliance with the Company's Code of Ethics, including disclosures of insider and affiliated party transactions, and conduct or monitor any special investigations of conflict of interest and compliance with federal, state and local laws and regulations as may be warranted.

     17. Obtain reports from management and the Company's senior internal auditing executive that the Company is in conformity with applicable accounting requirements, internal controls and the Company's Code of Ethics.

     18. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     19. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Ethics.

                          DIRECTIONS TO THE PARK HOTEL

FROM CHARLOTTE DOUGLAS INTERNATIONAL AIRPORT:

Take airport freeway to Billy Graham Parkway South. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

FROM I-85 NORTH:

Take Billy Graham Parkway exit #33. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

FROM I-85 SOUTH:

Take Billy Graham Parkway exit #33. Follow Billy Graham until the road name changes to Woodlawn Road. Cross 3 intersections (Old Pineville Road, South Boulevard and Park Road). Woodlawn becomes Runnymede at the intersection of Selwyn Avenue. Continue straight on Runnymede. At the second light turn right onto Colony Road. Turn right onto Roxborough Road. Turn right onto Rexford, and The Park Hotel is on the left.

FROM I-77 SOUTH:

Take exit #5, Tyvola Road and turn left at the end of the ramp. Continue on Tyvola Road. At the intersection of Park Road and Tyvola Road, cross Park Road, Tyvola becomes Fairview Road. Continue on Fairview. At Barclay Downs (First Union is on the left) turn left. Turn right at the light (second intersection) onto Morrison Boulevard. Turn left onto Coca-Cola Boulevard (first left). Turn right onto Rexford Road, The Park Hotel is on the right.

                             (RECYCLED PAPER LOGO)

                                                                     LOWES-PS-02

COMMON STOCK                 LOWE'S COMPANIES, INC.                 COMMON STOCK

                   P.O. Box 1111, North Wilkesboro, NC 28656
          This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Stephen A. Hellrung and Robert A. Niblock as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Lowe's Companies, Inc. held of record by the undersigned on April 1, 2002, at the Annual Meeting of Shareholders to be held on May 31,
2002, or any adjournment thereof. The Board of Directors recommends a vote FOR Proposal 1 and a vote AGAINST Proposal 2.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and AGAINST Proposal 2.

--------------------------------------------------------------------------------
       PLEASE MARK, SIGN AND DATE ON REVERSE SIDE AND RETURN THIS VOTING
           INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE, OR
             FOLLOW INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED? If so, please provide your new address.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


PROXY VOTING INSTRUCTIONS
Lowe's Companies, Inc. encourages all stockholders to vote. We provide three convenient methods for voting listed below:

-------------------
1. Vote by Internet
-------------------
It's fast, convenient, and your vote is immediately
confirmed and posted.
Follow these four easy steps:
--------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the Website
   http://www.eproxyvote.com/low
3. Enter your Control Number located on your Proxy Card.
4. Follow the instructions provided.
--------------------------------------------------------
Your vote is important!
Go to http://www.eproxyvote.com/low anytime!

--------------------
2. Vote by Telephone
--------------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
Follow these four easy steps:
---------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorded instructions.
---------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

---------------
3. Vote by Mail
---------------
Complete, sign, date and return the Proxy Card attached above in the enclosed envelope.

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to http://www.econsent.com/low and follow the instructions provided. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe's Companies, Inc's. 2001 Annual Report at:
www.lowes.com/annualreport and Proxy Statement at: www.lowes.com/proxy

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             LOWE'S COMPANIES, INC.
--------------------------------------------------------------------------------

                                  Common Stock

Mark box at right if an address change has been noted on the            [ ]
reverse side of this card.

CONTROL NUMBER:


--------------------------------------------------------------------------------
            The Board of Directors recommends a vote FOR proposal 1.
--------------------------------------------------------------------------------

1. Election of Directors. Nominees:                     For All  With-  For All
                                                       Nominees  hold   Except
   CLASS I DIRECTORS
   (Three-year Term 2002-2005)                            [ ]     [ ]     [ ]
         (01) Robert A. Ingram
         (02) Richard K. Lochridge
         (03) Claudine B. Malone

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote AGAINST proposal 2.
--------------------------------------------------------------------------------

                                                          For   Against  Abstain

3. Shareholder proposal concerning global workplace       [ ]     [ ]     [ ]
   labor standards.

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   Mark here if you plan to attend the meeting.                           [ ]


                                                     ---------------------------
    Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------

--------------Shareholder sign here----------------Co-owner sign here-----------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD



              Important Proxy voting instructions on reverse side.

ESOP/401(k)                  LOWE'S COMPANIES, INC.                  ESOP/401(k)

                   P.O. Box 1111, North Wilkesboro, NC 28656
          This Proxy is Solicited on Behalf of the Board of Directors.

TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE OF THE LOWE'S COMPANIES
    EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP") AND 401(k) PLAN ("401(k)")

As a participant in either or both the Lowe's Companies ESOP or 401(k), I direct State Street Bank and Trust Company, Trustee of each plan, to vote the shares of Lowe's Companies, Inc. Common Stock allocated to my ESOP or 401(k) accounts at the Annual Meeting of Shareholders to be held on May 31, 2002, and at any adjournment thereof, in accordance with the direction on the reverse side of this card. Any allocated shares for which no written instructions are timely received and any unallocated shares held in the trust will be voted by the Trustee in the manner directed by the Lowe's Companies ESOP Committee and 401(k) Management Committee. The Board of Directors recommends a vote FOR Proposal 1 and a vote AGAINST Proposal 2.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and AGAINST Proposal 2.

--------------------------------------------------------------------------------
       PLEASE MARK, SIGN AND DATE ON REVERSE SIDE AND RETURN THIS VOTING
           INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE, OR
             FOLLOW INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED? If so, please provide your new address.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PROXY VOTING INSTRUCTIONS
Lowe's Companies, Inc. encourages all stockholders to vote. We provide three convenient methods for voting listed below:

-------------------
1. Vote by Internet
-------------------
It's fast, convenient, and your vote is immediately
confirmed and posted.
Follow these four easy steps:
--------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to the Website
   http://www.eproxyvote.com/low
3. Enter your Control Number located on your Proxy Card.
4. Follow the instructions provided.
--------------------------------------------------------
Your vote is important!
Go to http://www.eproxyvote.com/low anytime!

--------------------
2. Vote by Telephone
--------------------
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
Follow these four easy steps:
---------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorded instructions.
---------------------------------------------------------
Your vote is important!
Call 1-877-PRX-VOTE anytime!

    Do not return your Proxy Card if you are voting by Telephone or Internet

---------------
3. Vote by Mail
---------------
Complete, sign, date and return the Proxy Card attached above in the enclosed envelope.

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving stockholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so go to http://www.econsent.com/low and follow the instructions provided. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe's Companies, Inc's. 2001 Annual Report at:
www.lowes.com/annualreport and Proxy Statement at: www.lowes.com/proxy

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             LOWE'S COMPANIES, INC.
--------------------------------------------------------------------------------

                                  ESOP/401(k)

Mark box at right if an address change has been noted on the            [ ]
reverse side of this card.

CONTROL NUMBER:
ESOP:
401(k):



--------------------------------------------------------------------------------
            The Board of Directors recommends a vote FOR proposal 1.
--------------------------------------------------------------------------------

1. Election of Directors. Nominees:                     For All  With-  For All
                                                       Nominees  hold   Except
   CLASS I DIRECTORS
   (Three-year Term 2002-2005)                            [ ]     [ ]     [ ]
         (01) Robert A. Ingram
         (02) Richard K. Lochridge
         (03) Claudine B. Malone

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

--------------------------------------------------------------------------------
          The Board of Directors recommends a vote AGAINST proposal 2.
--------------------------------------------------------------------------------

                                                          For   Against  Abstain

2. Shareholder proposal concerning global workplace       [ ]     [ ]     [ ]
   labor standards.

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                     ---------------------------
    Please be sure to sign and date this Proxy.       Date
--------------------------------------------------------------------------------

--------------Shareholder sign here----------------Co-owner sign here-----------

--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD



              Important Proxy voting instructions on reverse side.